EXHIBIT 23.2

                       [Baird, Kurtz & Dobson Letterhead]




                         Consent of Independent Auditors


We hereby consent to the reference to our firm under the caption "Experts" included in Amendment One to the Registration Statement on Form S-1 filed by Guaranty Federal Bancshares, Inc. and to the use therein of our report dated July 31, 1997, concerning the consolidated financial statements of Guaranty Federal Savings Bank and its subsidiary.


                                            /s/ Baird, Kurtz & Dobson




Springfield, Missouri
November 5, 1997